SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report) June 30, 2004.

ROYAL BANCSHARES OF PENNSYLVANIA, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA
(State or Other Jurisdiction of Incorporation)

0-26366	23-2812193
(Commission File Number )	(IRS Employer Identification Number)

732 Montgomery Avenue, Narberth, Pennsylvania	19072
(Address of Principal Executive Office)	(Zip Code)

610-668-4700
(Issuer’s telephone number, including area code)

N/A
(Former Name or Former Address, if Change Since Last Report)

Item 5. Other Events

Royal Bancshares of Pennsylvania, Inc. announced net income for three months ended June 30, 2004 and the declaration of a cash dividend as detailed in the attached Press Release as Exhibit 99.8.

Item 7. Financial Statement and Exhibits.

     (c.)  Exhibits

Exhibit Number	Description of Document
99.8	Press Release dated July 22, 2004.

SIGNATURES

ROYAL BANCSHARES OF PENNSLYVANIA, INC

Dated: July 22, 2004	/s/ Jeffrey T. Hanuscin
Jeffrey T. Hanuscin
Chief Financial Officer.